Exhibit 10.1

MUTUAL RELEASE AND HOLD HARMLESS AGREEMENT

THIS Mutual Release and Hold Harmless Agreement is dated this 30th day of October, 2018, by and between GREGORY FETTIG, an individual residing in the state of Colorado (“FETTIG”), 19065 Eagle Ridge Dr. Golden, CO 80401 [Telephone: (720)373-3148], DUFT BORNSEN AND FETTIG, LLP, a Colorado general partnership registered as a limited liability partnership (“DBF”, formerly DUFT BORNSEN & FISHMAN, LLP and now DUFT & BORNSEN, PC, and, together with FETTIG, the “FETTIG PARTIES”), 1526 Spruce Street, Suite 302, Boulder, CO 80302-4261, and APPLIED ENERGETICS, INC., a Delaware corporation formerly known as Ionatron, Inc. (“AE”), 2480 West Ruthrauff Road, Suite 140Q, Tucson Arizona, 87505 [Telephone: (520) 628-7415], collectively “the Parties”.

WHEREAS differences have arisen between the FETTIG PARTIES and AE regarding the validity of the issuance by AE to DBF, on or about March 29, 2016 at the direction of recently ousted director of AE, George Farley, of 5,000,000 restricted shares of common stock, par value $0.001 per share, represented by stock certificate no. AE1076 (the “DBF Shares”), and, as a result thereof, the payment of invoices rendered by DBF to AE for payment of fees for legal patent-related services in the amount of $9,825.00; and

WHEREAS, the FETTIG PARTIES and AE desire and intend to resolve claims, if any, that have arisen, may have arisen, or may arise in connection with the foregoing transactions;

WHEREAS, the Parties have agreed to the resolution, compromise and settlement of all disputes, claims and controversies among them as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

For and in consideration of a payment from AE to the FETTIG PARTIES in the sum of $12,000.00, which constitutes payment of outstanding invoices totaling $9,825.00 plus additional consideration of $2,175.00, the FETTIG PARTIES hereby agree to surrender to AE the stock certificate representing the DBF Shares for cancellation and to accept the foregoing cash payment from AE in full satisfaction of any and all outstanding payment obligations of AE owing to the FETTIG PARTIES. Within five (5) business days from the date of the execution of this Agreement, AE shall deliver to FETTIG a check in the amount of $12,000 made payable to FETTIG against delivery by FETTIG to AE of the stock certificates representing the DBF Shares, duly endorsed for transfer to AE and cancellation as provided herein or accompanied by duly executed stock powers (in either case together with a medallion guarantee or such other evidence of signature as AE’s stock transfer agent may require) whereupon AE shall cause the DBF Shares to be cancelled by delivering the DBF Shares to AE’s stock transfer agent for cancellation.

Each of the FETTIG PARTIES represents and warrants to AE that:

Each of the FETTIG PARTIES has the legal capacity to execute, deliver and perform his obligations under this Agreement. All entity action on the part of DBF and its partners necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the FETTIG PARTIES has been properly taken. This Agreement has been duly executed and delivered by the FETTIG PARTIES and is a valid and legally binding agreement of the FETTIG PARTIES, enforceable against the FETTIG PARTIES in accordance with its terms.

FETTIG PARTIES is the holder of record of the DBF Shares, and is the beneficial owner of the DBF Shares, free and clear of any and all liens, claims, encumbrances and restrictions on the transfer (“Liens”). The FETTIG PARTIES agree to deliver to AE all of their right, title and interest in, to and under the DBF Shares, free and clear of all Liens.

AE and its agents, attorneys, insurers, insurance plans, representatives, family members, heirs, executors, beneficiaries, assigns and any other person acting on its behalf, hereby completely release and forever discharge the FETTIG PARTIES and their attorneys, representatives, principals, servants, administrators, indemnitors, beneficiaries, and assigns, from any and all claims, cross-claims, counter-claims, rights, costs, liabilities, loss of income, actual, punitive or exemplary damages, attorney’s fees, expenses and compensation of any nature whatsoever, whether known or unknown, seen or unforeseen, accrued or unaccrued, fixed or contingent, liquidated or non-liquidated, which have been or could have been asserted in any federal, state or administrative forum, whether based on a claim of negligence, breach of contract, breach of fiduciary duty, fraud or other intentional tort, or any other theory of recovery including malpractice, in any manner arising out of the transactions hereinabove referenced.

Each of the FETTIG PARTIES and its agents, attorneys, insurers, insurance plans, representatives, family members, heirs, executors, beneficiaries, assigns and any other person acting on its behalf, hereby completely release and forever discharge AE and its attorneys, representatives, principals, servants, administrators, indemnitors, beneficiaries, and assigns, from any and all claims, cross-claims, counter-claims, rights, costs, liabilities, loss of income, actual, punitive or exemplary damages, attorney’s fees, expenses and compensation of any nature whatsoever, whether known or unknown, seen or unforeseen, accrued or unaccrued, fixed or contingent, liquidated or non-liquidated, which have been or could have been asserted in any federal, state or administrative forum, whether based on a claim of negligence, breach of contract, breach of fiduciary duty, fraud or other intentional tort, or any other theory of recovery, in any manner arising out of the transactions hereinabove referenced.

Each of the Parties agrees to defend, fully indemnify, and hold the other party harmless from any loss, liability, damage or costs such party may hereafter incur arising out of or relating to (i) any failure or breach by the party to perform any of its covenants, agreements or obligations under this Agreement, or (ii) any inaccuracy or incompleteness of any of the representations and warranties of the party contained in this Agreement. FETTIG further agrees to defend, fully indemnify, and hold AE harmless from any loss, liability, damage or costs AE may hereafter incur from any claim raised by DUFT & BORNSEN, PC or DBF in connection with the services provided by FETTIG to AE.

FETTIG PARTIES AND AE HAVE THE RIGHT TO SEEK INDEPENDENT COUNSEL REGARDING THIS SETTLEMENT AGREEMENT. NEITHER FETTIG NOR DBF is REPRESENTING OR ADVISING AE AS TO THIS SETTLEMENT AGREEMENT.

The Parties acknowledge that in executing this Mutual Release Agreement they have carefully reviewed and had the opportunity to review the terms of this Mutual Release Agreement, with counsel of their choice and are fully aware of the extent of their rights and obligations under this Agreement. The Parties further agree that the language of this Mutual Release Agreement shall not be construed presumptively against any of the Parties to this Mutual Release Agreement.

This Mutual Release Agreement shall not constitute an admission of any of the allegations against the other and shall not be considered as an admission of liability, wrongdoing or improper conduct.

This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous warranties, understandings and agreements heretofore made by the Parties relating to such subject matter. There are no representations, warranties, covenants or undertaking other than those expressly set forth herein. Neither this agreement nor any of the provisions hereof may be amended, waived, or modified except by an agreement in writing signed by the party against whom the enforcement of any such amendment, waiver or modification is sought.

The Parties agree that this Mutual Release Agreement may be executed in two or more counterparts, each of which shall constitute an original and binding copy of this Agreement, albeit one and the same instrument. Executed copies of this Agreement sent and received by email shall be as binding as the original.

The Parties agree that the fact of this Agreement, including all terms, conditions, duties, and obligations hereof, shall be held and maintained by each and all Parties in strictest confidence and with utmost efforts to maintain the secrecy hereof in all respects; provided, however, that AE may make such disclosures regarding this Agreement and the cancellation of the DBF Shares as may be required to satisfy is financial reporting and disclosure obligations arising under applicable federal and state securities laws and regulations. The Parties specifically agree that this confidentiality term constitutes a material inducement and valuable consideration for their entering into this Agreement. The foregoing obligations to maintain secrecy and confidentiality of this Agreement are subject only to such duties of disclosure as may be required by applicable law and legal process, including but not limited to subpoena power, and shall not apply to communications with a Party’s legal, tax, insurance, or financial advisors.

The Parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs and assigns. No party may assign this agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other parties. In case any further action is necessary or desirable to carry out the purposes and intentions of this agreement and to vest AE with full title to the DBF Shares, the Parties hereby agree to take such additional actions as may be reasonably requested by the others.

This Mutual Release Agreement shall be construed in accordance with the laws of the State of Delaware. Any legal action related to this Agreement shall be in the State of Delaware. The prevailing party in any legal action shall be entitled to recover reasonable attorney’s fees and costs incurred in the action.

IN WITNESS whereof, the Parties have hereunto set their hand and seal.

DATED:	GREGORY FETTIG
DUFT, BORNSEN &
FETTIG, LLP) (“FETTIG PARTIES”)

By:
Gregory Fettig

DATED:	11/1/18	APPLIED ENERGETICS, INC.

By:	/s/ Bradford T. Adamczyk
Bradford T. Adamczyk
PEO, Applied Energetics

MUTUAL RELEASE AND HOLD HARMLESS AGREEMENT

THIS Mutual Release and Hold Harmless Agreement is dated this 30th day of October, 2018, by and between GREGORY FETTIG, an individual residing in the state of Colorado (“FETTIG”), 19065 Eagle Ridge Dr. Golden, CO 80401 [Telephone: (720)373-3148], DUFT BORNSEN AND FETTIG, LLP, a Colorado general partnership registered as a limited liability partnership (“DBF”, formerly DUFT BORNSEN & FISHMAN, LLP and now DUFT & BORNSEN, PC, and, together with FETTIG, the “FETTIG PARTIES”), 1526 Spruce Street, Suite 302, Boulder, CO 80302-4261, and APPLIED ENERGETICS, INC., a Delaware corporation formerly known as Ionatron, Inc. (“AE”), 2480 West Ruthrauff Road, Suite 140Q, Tucson Arizona, 85705 [Telephone: (520) 628-7415], collectively “the Parties”.

WHEREAS differences have arisen between the FETTIG PARTIES and AE regarding the validity of the issuance by AE to DBF, on or about March 29, 2016 at the direction of recently ousted director of AE, George Farley, of 5,000,000 restricted shares of common stock, par value $0.001 per share, represented by stock certificate no. AE1076 (the “DBF Shares”), and, as a result thereof, the payment of invoices rendered by DBF to AE for payment of fees for legal patent-related services in the amount of $9,825.00; and

WHEREAS, the FETTIG PARTIES and AE desire and intend to resolve claims, if any, that have arisen, may have arisen, or may arise in connection with the foregoing transactions;

WHEREAS, the Parties have agreed to the resolution, compromise and settlement of all disputes, claims and controversies among them as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

For and in consideration of a payment from AE to the FETTIG PARTIES in the sum of $12,000.00, which constitutes payment of outstanding invoices totaling $9,825.00 plus additional consideration of $2,175.00, the FETTIG PARTIES hereby agree to surrender to AE the stock certificate representing the DBF Shares for cancellation and to accept the foregoing cash payment from AE in full satisfaction of any and all outstanding payment obligations of AE owing to the FETTIG PARTIES. Within five (5) business days from the date of the execution of this Agreement, AE shall deliver to FETTIG a check in the amount of $12,000 made payable to FETTIG against delivery by FETTIG to AE of the stock certificates representing the DBF Shares, duly endorsed for transfer to AE and cancellation as provided herein or accompanied by duly executed stock powers (in either case together with a medallion guarantee or such other evidence of signature as AE’s stock transfer agent may require) whereupon AE shall cause the DBF Shares to be cancelled by delivering the DBF Shares to AE’s stock transfer agent for cancellation.

Each of the FETTIG PARTIES represents and warrants to AE that:

Each of the FETTIG PARTIES has the legal capacity to execute, deliver and perform his obligations under this Agreement. All entity action on the part of DBF and its partners necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the FETTIG PARTIES has been properly taken. This Agreement has been duly executed and delivered by the FETTIG PARTIES and is a valid and legally binding agreement of the FETTIG PARTIES, enforceable against the FETTIG PARTIES in accordance with its terms.

FETTIG PARTIES is the holder of record of the DBF Shares, and is the beneficial owner of the DBF Shares, free and clear of any and all liens, claims, encumbrances and restrictions on the transfer (“Liens”). The FETTIG PARTIES agree to deliver to AE all of their right, title and interest in, to and under the DBF Shares, free and clear of all Liens.

AE and its agents, attorneys, insurers, insurance plans, representatives, family members, heirs, executors, beneficiaries, assigns and any other person acting on its behalf, hereby completely release and forever discharge the FETTIG PARTIES and their attorneys, representatives, principals, servants, administrators, indemnitors, beneficiaries, and assigns, from any and all claims, cross-claims, counter-claims, rights, costs, liabilities, loss of income, actual, punitive or exemplary damages, attorney’s fees, expenses and compensation of any nature whatsoever, whether known or unknown, seen or unforeseen, accrued or unaccrued, fixed or contingent, liquidated or non-liquidated, which have been or could have been asserted in any federal, state or administrative forum, whether based on a claim of negligence, breach of contract, breach of fiduciary duty, fraud or other intentional tort, or any other theory of recovery including malpractice, in any manner arising out of the transactions hereinabove referenced.

Each of the FETTIG PARTIES and its agents, attorneys, insurers, insurance plans, representatives, family members, heirs, executors, beneficiaries, assigns and any other person acting on its behalf, hereby completely release and forever discharge AE and its attorneys, representatives, principals, servants, administrators, indemnitors, beneficiaries, and assigns, from any and all claims, cross-claims, counter-claims, rights, costs, liabilities, loss of income, actual, punitive or exemplary damages, attorney’s fees, expenses and compensation of any nature whatsoever, whether known or unknown, seen or unforeseen, accrued or unaccrued, fixed or contingent, liquidated or non-liquidated, which have been or could have been asserted in any federal, state or administrative forum, whether based on a claim of negligence, breach of contract, breach of fiduciary duty, fraud or other intentional tort, or any other theory of recovery, in any manner arising out of the transactions hereinabove referenced.

Each of the Parties agrees to defend, fully indemnify, and hold the other party harmless from any loss, liability, damage or costs such party may hereafter incur arising out of or relating to (i) any failure or breach by the party to perform any of its covenants, agreements or obligations under this Agreement, or (ii) any inaccuracy or incompleteness of any of the representations and warranties of the party contained in this Agreement. FETTIG further agrees to defend, fully indemnify, and hold AE harmless from any loss, liability, damage or costs AE may hereafter incur from any claim raised by DUFT & BORNSEN, PC or DBF in connection with the services provided by FETTIG to AE.

FETTIG PARTIES AND AE HAVE THE RIGHT TO SEEK INDEPENDENT COUNSEL REGARDING THIS SETTLEMENT AGREEMENT. NEITHER FETTIG NOR DBF is REPRESENTING OR ADVISING AE AS TO THIS SETTLEMENT AGREEMENT.

The Parties acknowledge that in executing this Mutual Release Agreement they have carefully reviewed and had the opportunity to review the terms of this Mutual Release Agreement, with counsel of their choice and are fully aware of the extent of their rights and obligations under this Agreement. The Parties further agree that the language of this Mutual Release Agreement shall not be construed presumptively against any of the Parties to this Mutual Release Agreement.

This Mutual Release Agreement shall not constitute an admission of any of the allegations against the other and shall not be considered as an admission of liability, wrongdoing or improper conduct.

This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous warranties, understandings and agreements heretofore made by the Parties relating to such subject matter. There are no representations, warranties, covenants or undertaking other than those expressly set forth herein. Neither this agreement nor any of the provisions hereof may be amended, waived, or modified except by an agreement in writing signed by the party against whom the enforcement of any such amendment, waiver or modification is sought.

The Parties agree that this Mutual Release Agreement may be executed in two or more counterparts, each of which shall constitute an original and binding copy of this Agreement, albeit one and the same instrument. Executed copies of this Agreement sent and received by email shall be as binding as the original.

The Parties agree that the fact of this Agreement, including all terms, conditions, duties, and obligations hereof, shall be held and maintained by each and all Parties in strictest confidence and with utmost efforts to maintain the secrecy hereof in all respects; provided, however, that AE may make such disclosures regarding this Agreement and the cancellation of the DBF Shares as may be required to satisfy is financial reporting and disclosure obligations arising under applicable federal and state securities laws and regulations. The Parties specifically agree that this confidentiality term constitutes a material inducement and valuable consideration for their entering into this Agreement. The foregoing obligations to maintain secrecy and confidentiality of this Agreement are subject only to such duties of disclosure as may be required by applicable law and legal process, including but not limited to subpoena power, and shall not apply to communications with a Party’s legal, tax, insurance, or financial advisors.

The Parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs and assigns. No party may assign this agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other parties. In case any further action is necessary or desirable to carry out the purposes and intentions of this agreement and to vest AE with full title to the DBF Shares, the Parties hereby agree to take such additional actions as may be reasonably requested by the others.

This Mutual Release Agreement shall be construed in accordance with the laws of the State of Delaware. Any legal action related to this Agreement shall be in the State of Delaware. The prevailing party in any legal action shall be entitled to recover reasonable attorney’s fees and costs incurred in the action.

IN WITNESS whereof, the Parties have hereunto set their hand and seal.

DATED:	11/1/18	GREGORY FETTIG
DUFT, BORNSEN &
FETTIG, LLP) (“FETTIG PARTIES”)

By:	/s/ Gregory Fettig
Gregory Fettig

DATED:	APPLIED ENERGETICS, INC.

By:
Bradford T. Adamczyk

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